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                                  EXHIBIT 10.20

                                ESCROW AGREEMENT

         ESCROW AGREEMENT ("Escrow Agreement"), made March __, 2001, by and among WESTVACO BRAND SECURITY, INC., a Delaware corporation (the "Licensee"), NOCOPI TECHNOLOGIES, INC., a Maryland corporation (the "Licensor") and the law firm of HANGLEY ARONCHICK SEGAL & PUDLIN, a professional corporation ("HAS&P" or the "Escrow Agent").

                                   Background

         Licensor and Licensee have entered into a License Agreement dated as of September 1, 2000 and an Amendment thereto dated December 19, 2000 (such agreement, as so amended and as it may hereafter further be amended, is hereinafter referred to as the "License Agreement") pursuant to which, among other things, Licensor granted to Licensee rights to market, promote, sell and manufacture certain products which incorporate "Nocopi Technology" (as such term is defined in the License Agreement.) Certain elements of the Nocopi Technology are the subject of one or more United States patents (such patents, together with all related patent applications and submittals and all extensions and modifications thereof, are hereinafter referred to as the "Patents"), and information concerning such elements is on file with the United States Patent and Trademark Office and is publicly available. Other information potentially necessary for the commercial exploitation of the Nocopi Technology as contemplated by the License Agreement is proprietary information of Licensor that is not publicly available.

         Contemporaneously with the execution of this Agreement, Licensor has executed and delivered to Licensee a certain Collateral Assignment of Patent Rights to secure its obligations under the License Agreement. To provide further assurances to Licensee that it will be able to enjoy the benefits accruing to it under the License Agreement, Licensee and Licensor have agreed that Licensor will deposit certain materials relevant to the Nocopi Technology with HAS&P, as escrow agent, to be held and delivered in accordance with the terms and conditions of this Agreement, and HAS&P has agreed to serve in such capacity, all under and subject to the terms and conditions of this Agreement.

         NOW, THEREFORE, for and in consideration of the mutual covenants contained herein, the parties hereto, intending to be legally bound, hereby covenant and agree as follows:

         1. Appointment of Escrow Agent.


         HAS&P is hereby appointed to act as escrow agent to hold the materials to be deposited with it as set forth in Section 2 (the "Escrow Materials") and to make distribution of the Escrow Materials only in accordance with the terms hereof, and HAS&P hereby accepts such appointment and agrees to act in the capacity of escrow agent in accordance with the terms hereof.


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         2. Delivery of Escrow Materials; Acknowledgment of Receipt.

         Within five Business Days (as hereinafter defined) after the execution hereof, Licensor shall deliver to HAS&P, in a sealed envelope, one copy of all unpublished and proprietary technical documentation, including relevant formulae, commentary and explanatory matter for the production of Nocopi's inks, reasonably necessary, together with information which is publicly available from the United States Patent and Trademark Office with respect to the Patents, to permit the commercial exploitation of the Nocopi Technology by Licensee as contemplated by the License Agreement without further assistance or cooperation by Licensor. Escrow Agent shall accept such sealed envelope and shall hold it unopened, without examining, or having any responsibility for reviewing, examining or verifying in any respect, the contents of such envelope. Promptly following its receipt of such envelope from Licensor, Escrow Agent shall acknowledge its receipt thereof in writing to Licensor and Licensee.

         3. Disposition of Escrow Materials.

         The Escrow Agent shall not dispose of the Escrow Materials or any portion thereof except:

                  (a) in accordance with a written instruction, in the form of
Exhibit 3, executed jointly or in counterparts by both (i) Licensee and (ii) the Licensor (in which case the required disposition of the Escrow Materials or portion thereof shall be made within five (5) Business Days after the Escrow Agent's receipt of, and in accordance with, such instruction); or

                  (b) to the Licensee, in accordance with Licensee's written demand for delivery, with a copy to the other parties hereto, accompanied by a copy of a final order or judgment of a court of competent jurisdiction or decision of an arbitration panel determining the rights of Licensee and the Licensor with respect to the Escrow Materials and supporting such demand for delivery, accompanied by an opinion of counsel to the demanding party, addressed to the Escrow Agent and stating that (i) such order or judgment has been finally affirmed on appeal by the highest court before which such appeal may be sought or has become final by lapse of time or is otherwise not subject to appeal or
(ii) such decision of the arbitration panel is binding and is not subject to appeal (in which case the required disposition of the Escrow Materials or portion thereof shall be made within five (5) Business Days after the Escrow Agent's receipt of, and in accordance with, such demand, unless another time for such disposition is provided in the order, judgment or decision); or

                  (c) to the Licensor, but only following written confirmation by the Licensee that the License Agreement is terminated and that it has no further interest as a licensee thereunder (which written confirmation Licensee agrees to furnish promptly upon the termination or expiration of the License Agreement); or



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                  (d) to a successor escrow agent or a court of competent
jurisdiction as contemplated by Section 4.8 of this Agreement; or


                  (e) in the event that the Escrow Agent believes that a dispute exists or is likely to exist between the Licensor and the Licensee with respect to the License Agreement or the Escrow Materials, to any court of competent jurisdiction. "Business Day" shall mean a day other than a Saturday, Sunday or day on which a state bank is authorized or permitted to close in the Commonwealth of Pennsylvania.

         4. Certain Provisions Pertaining to the Escrow Agent.

                  Licensee and the Licensor hereby recognize and acknowledge that the Escrow Agent did not seek its role hereunder and is serving hereunder at the request of, and as an accommodation to, Licensee. The Escrow Agent is not being paid specially for services hereunder. Accordingly, it is understood and agreed as follows:

                  4.1 Administrative Duties. The Escrow Agent shall hold the Escrow Materials during the period or periods specified in this Escrow Agreement and shall dispose of the Escrow Materials in accordance with the terms hereof and not as the property of the Escrow Agent. The duties and responsibilities of the Escrow Agent shall be entirely administrative and not discretionary, and shall arise solely under and in accordance with this Escrow Agreement.

                  4.2 Limitation of Escrow Agent's Liability; Exculpation. Each of the Licensee and the Licensor agrees, for the Escrow Agent's benefit, that the Escrow Agent shall not be liable to Licensor or Licensee for monetary damages by reason of this Escrow Agreement, or by reason of the performance or non-performance by Escrow Agent of its duties hereunder, except for the actual damages of a party directly caused by the willful misconduct or bad faith of the Escrow Agent in connection with this Escrow Agreement. In no event shall the Escrow Agent be liable for any indirect, consequential, incidental, or special damages, or for punitive or exemplary damages.

         In addition, and not in limitation of the preceding paragraph, Escrow Agent shall not be liable for any reasonable action taken by it in good faith and believed by it to be authorized or within the rights or powers conferred upon it by this Escrow Agreement, and may consult with counsel of its own choice and shall have full and complete authorization and protection for any action taken or suffered by it hereunder in good faith or in accordance with or in reliance upon the opinion of such counsel. In addition, the Escrow Agent shall have no liability if it distributes the Escrow Materials in accordance with
Section 3 or an order of a court of competent jurisdiction or if it delivers such Escrow Materials to such a court for disposition by such court.



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                  4.3 Genuineness. Escrow Agent may rely and shall be protected in acting or refraining from acting upon any written notice, instruction or request furnished to it hereunder and believed by it to be genuine and to have been signed or printed by the proper party or parties.

                  4.4 Indemnification. Licensor and Licensee hereby, jointly and severally, indemnify and hold harmless the Escrow Agent and its shareholders, directors, officers and employees, and their respective successors, heirs and assigns, from and against all claims, demands, costs, liabilities and expenses, including, without limitation, attorneys' fees and costs which may be asserted against any of them or to which any of them may be exposed or may incur or suffer, directly or indirectly, by reason of the execution or performance or non-performance of this Escrow Agreement by Escrow Agent, unless (and only to the extent that) such claims, demands, costs, liabilities or expenses are based upon the willful misconduct or bad faith of the Escrow Agent in performing its duties pursuant to this Escrow Agreement. This Section 4.4 shall survive and continue in effect notwithstanding any termination of this Escrow Agreement or the resignation of the Escrow Agent. The indemnification provided in this
Section 4.4 is only for the benefit of the Escrow Agent and its shareholders, directors, officers and employees and their respective successors and assigns, and not for the benefit of any other party to this Agreement..

                  4.5 Reimbursement. Escrow Agent hereby agrees that it is serving hereunder as an accommodation to the Licensor and the Licensor and shall impose no charge for its services hereunder, provided such services are limited to the duties expressly set forth in this Escrow Agreement.

                  4.6 Waiver of Conflicts. Neither the Escrow Agent's acceptance of its duties as Escrow Agent hereunder nor its performance or non-performance thereof shall affect the right of the Escrow Agent to represent, or have business or other relationships with the Licensor, and Licensee and the Licensor each hereby waives all conflicts of interest or differing interests, if any, arising from or in connection with the acceptance and performance of this Escrow Agreement by the Escrow Agent. In addition, Licensee and the Licensor hereby agree that they will not raise or otherwise assert a claim against the Escrow Agent based upon a conflict of interest as a result of its service as Escrow Agent hereunder and representation of Licensor and agree that delivery by the Escrow Agent of the Escrow Materials into a court of competent jurisdiction shall satisfy any restrictions arising from a real or perceived conflict of interest that may arise in connection herewith.

                  4.7 No Other Duties. This Escrow Agreement expressly sets forth all the duties of the Escrow Agent with respect to any and all matters pertinent hereto. No implied duties or obligations shall be read into this Escrow Agreement against the Escrow Agent. Escrow Agent shall not be bound by the provisions of any agreement among the other parties hereto except this Escrow Agreement.

                  4.8 Resignation. Escrow Agent may resign and be discharged from its duties or obligations under this Escrow Agreement by giving not less than thirty (30) days' prior written notice to the Licensee and the Licensor of such resignation, provided that no such resignation shall be effective until a successor Escrow Agent, designated jointly by Licensee and the Licensor, has agreed to serve as Escrow Agent in accordance with the terms of this Escrow


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Agreement. Notwithstanding the foregoing, if no successor is appointed within thirty (30) days after such resignation notice is deemed given hereunder, the Escrow Agent may deliver the Escrow Materials into a court of competent jurisdiction and, thereupon, shall be released from any and all obligations and liabilities arising under or in connection with this Escrow Agreement or its duties as an escrow agent hereunder.

         5. Termination.


         The duties of the Escrow Agent shall be terminated (a) upon delivery of the Escrow Materials by the Escrow Agent in accordance with this Escrow Agreement; (b) by written mutual consent signed by all parties, or (c) by delivery of the Escrow Materials into a court of competent jurisdiction pursuant to or in accordance with this Agreement.

         6. Miscellaneous.

                  6.1 Entire Agreement; Amendment. This Escrow Agreement embodies the entire agreement and understanding of the parties hereto with respect to the subject matter hereof, and there are no prior or contemporaneous agreements, understandings, inducements, conditions, representations, warranties, covenants or other commitments of any kind, express or implied, between the parties hereto, other than those set forth in this Escrow Agreement and in the other written agreements referred to in this Escrow Agreement. This Escrow Agreement may be amended only by a written instrument, signed by Licensee and the Licensor.

                  6.2 Exhibits and Sections. All references herein to an "Exhibit" or "Section" refer to an exhibit to or section of this Escrow Agreement. The captions of the Sections are not to be considered part of this Escrow Agreement, are included solely for convenience, are not intended to be full or accurate descriptions of the content thereof and shall not affect the construction thereof. The Exhibits are an integral part of this Escrow Agreement.

                  6.3 Severability. The provisions of this Escrow Agreement are severable, and in the event that any provision hereof should, for any reason, be held invalid or unenforceable in any respect, it shall not invalidate, render unenforceable or otherwise affect any other provision hereof, and such invalid or unenforceable provision shall be construed by limiting it so as to be valid and enforceable to the maximum extent compatible with, and possible under, applicable law.

                  6.4 Parties in Interest. All of the terms and provisions of this Escrow Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective transferees, delegatees, heirs, devisees, successors and assigns. Except as otherwise expressly provided herein, neither Licensee's nor an Licensor's rights or obligations under this Escrow Agreement shall be assignable without the express written consent of the other party. There are no intended third party beneficiaries of this Escrow Agreement


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and this Escrow Agreement is not intended to, and shall not, create any right, cause of action in or on behalf of any person or entity other than the parties hereto and their respective successors or assigns.

                  6.5 Notices. All notices required to be given hereunder shall be given in writing to the appropriate party or parties at the following addresses:

                           (a)      If to Licensee:

                                    Westvaco Brand Security, Inc.
                                    One High Ridge Park
                                    Stamford, CT 06905
                                    Attention: Chief Executive Officer

                           (b)      If to Escrow Agent:

                                    David B. Pudlin, Esq.
                                    Hangley Aronchick Segal & Pudlin,
                                      a professional corporation
                                    One Logan Square -- 27th Floor
                                    Philadelphia, PA 19103

                           (c)      If to Licensor:

                                    Nocopi Technologies, Inc.
                                    537 Apple Street
                                    West Conshohocken, PA 19428
                                    Attention: Chief Executive Officer

         Each party may change its address for purposes of receiving notices hereunder by giving a notice of such change to the other party at least ten days in advance thereof. All notices shall be delivered either in person or by registered mail, return receipt requested, and shall be deemed to have been delivered, if in person upon delivery thereof, or if by registered mail on the date shown on the return receipt.

                  7.6 Governing Law. This Escrow Agreement and the rights and obligations of the parties hereunder shall be construed in accordance with and shall be governed by the laws of the Commonwealth of Pennsylvania, without regard to principles of conflicts of law.

                  7.7 Construction. All references herein to the masculine gender shall also include the feminine and neuter, and vice versa, and all references herein to the singular form shall also include the plural, and vice versa, all as the context may require.

                  7.8 Timing. Time is of the essence of all provisions of this Escrow Agreement.

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                  7.9 Counterparts. This Escrow Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute but one and the same instrument.

                  7.10 Venue for Suit. Licensor and Licensee agree that the Escrow Agent shall not be made a party to any suit or action arising out of or relating to this Agreement except for a suit or action commenced in a court of general jurisdiction sitting in Philadelphia, Pennsylvania, which shall be the exclusive venue of any such action. If the Escrow Agent is made a party to any suit or action in violation of this Section 7.10, it shall be dismissed from such action upon its motion or request, and the party responsible for making the Escrow Agent a party to such suit or action shall pay all costs and expenses, including attorneys' fees, incurred by the Escrow Agent in obtaining such dismissal.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Escrow Agreement as of the date first above written.


                                            WESTVACO BRAND SECURITY, INC.


                                            By:_____________________________
                                               Name:
                                               Title:

                                            NOCOPI TECHNOLOGIES, INC.


                                            By:_____________________________
                                               Name: Michael A. Feinstein
                                               Title: Chairman




                                            HANGLEY ARONCHICK SEGAL & PUDLIN,
                                               a professional corporation,
                                               as Escrow Agent


                                            By: ___________________________
                                                Name: David B. Pudlin, Esquire
                                                Title: President


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